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                                                     Exhibit 10.10


                                AMENDMENT NO. 1
                                       TO
                             ARCO CHEMICAL COMPANY
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

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Pursuant to the power of amendment reserved therein, the following amendment is hereby made to the ARCO Chemical Company Supplementary Executive Retirement Plan (the "Plan") effective as of May 13, 1993.

1.    Article V, Section 1.2(c) of the Plan is amended to read as follows:

      "(c) If the Participant or former Participant makes an election of the form of payment of his or her benefit within the time frame designated by the Administrative Committee and subsequently wishes to change this election prior to commencement of the benefit or, in the case of an annuity form of payment under which payments have commenced, to receive the remaining monthly payments in a Lump Sum which is the Actuarial Equivalent of the remaining annuity installments, then he or she may request, by application to the Administrative Committee, to change the form of payment previously elected, (i) without any reduction in, or imposition of any penalty on, the Participant's Account, provided that the Administrative Committee determines that the Participant has experienced a Financial Hardship justifying the request for a change of election, or (ii) the Administrative Committee, in its sole discretion, determines that it is appropriate to grant the Participant's request."

2.    Article V, Section 1.2(d) of the Plan is amended to read as follows:

      "(d) The Participant may elect the form of payment of the Survivor Benefit in the event of the Participant's death prior to commencement of his or her benefit. If the Participant fails to make the election, payment to the Beneficiary will be in the form

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             of an annuity. However, the Beneficiary may request the
             Administrative Committee to change the Participant's prior election provided that the Administrative Committee makes a finding described under either Section 1.2(c)(i) or (ii) of this Article."

Executed this 18th day of April, 1997.

ATTEST                                ARCO CHEMICAL COMPANY


BY: /s/ Valerie H. Perry                 BY: /s/ Frank W. Welsh
    -----------------------                 ------------------------------
                                            Frank W. Welsh
                                            Vice President
                                            Human Resources

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